ReliaStar Life Insurance Company
and its
Separate Account N

ING ADVANTAGE CENTURY PLUSSM

Supplement Dated February 4, 2014 to the Contract Prospectus dated April 29, 2011, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and replaces the supplement dated December 17, 2013. Please read it carefully and keep it with your Contract
Prospectus for future reference.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING JPMorgan Mid Cap Value Portfolio.

Important Information regarding the ING JPMorgan Mid Cap Value Portfolio

Effective on the close of business on February 7, 2014, the ING JPMorgan Mid Cap Value Portfolio will be closed to new contract holders. Existing contract holders who have investments in the portfolio and contract holders who had the portfolio available to them prior to the close of business on February 7, 2014 may continue to invest in the portfolio.

Information in your Contract Prospectus regarding the fund referenced above is changed accordingly.

More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:
ING U.S. Service Center
P.O. Box 5050
Minot, North Dakota 58702-5050
1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.100208-13GWC	Page 1 of 1	February 2014